Current Taxes and Deferred Taxes - Schedule Of Effect On Income (Detail) - CLP ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Income tax expense
Current tax expense	$ (13,819)	$ (54,676)	$ 8,064
Deferred taxes
Deferred tax expenses	34,041	(52,836)	109,848
Subtotals	20,222	(107,512)	117,912
Others	10,336	(8,119)	(2,702)
Net expense for income taxes	$ 30,558	$ (115,631)	$ 115,210